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                                                                    Exhibit 10.1

                                Second Amendment
                                ----------------
                                     of the
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       Smurfit-Stone Container Corporation 1998 Long-Term Incentive Plan
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                 (Amended and Restated as of November 23, 1998)

     Whereas, Smurfit-Stone Container Corporation (the "Company") maintains the Smurfit-Stone Container Corporation 1998 Long-Term Incentive Plan (the "Plan"); and

     Whereas, the Company now considers it desirable to amend the Plan;

     Now, Therefore, pursuant to the power reserved to the Company by Section 8(a) of the Plan, and by virtue of the authority delegated to the undersigned officer by resolution of the Company's Board of Directors, the Plan is hereby amended, effective as of February 23, 2001, by substituting the following for the first sentence of Section 4(a) of the Plan:

          "Subject to adjustment as provided in Section 4(b) and (c), the number of Shares with respect to which Awards may be granted under the Plan shall be 16,500,000."


                          *            *            *

     In Witness Whereof, on behalf of the Company, the undersigned officer has executed this amendment effective as of the 23rd day of February 2001.

                              Smurfit-Stone Container Corporation

                              By:  /s/ Craig A. Hunt
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                                     Craig A. Hunt
                                 Its:  Vice President